Note 10 - Short Term Loans Payable	9 Months Ended
Sep. 30, 2012
Debt Disclosure [Text Block]
NOTE 10 – SHORT TERM LOANS PAYABLE

On July 9, 2012, the Company issued a promissory note to a director agreeing to pay the principal amount of $30,000 plus interest at the rate of 6% per annum on July 31, 2012. Kallo did not pay on the due date and the director advanced a further $5,000 which is non-interest bearing, unsecured and has no fixed repayment date. The total amount of $36,868 remains outstanding as at September 30, 2012.

An officer and a stockholder have agreed to provide short term funding to the Company by paying some of its expenses. The advances are non-interest bearing, unsecured and have no fixed repayment dates. As at September 30, 2012, $26,082 was owing to the officer and the stockholder.